SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 11, 2005

PATINA OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14344	75-2629477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1625 Broadway, Suite 2000 Denver, Colorado	80202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (303) 389-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 11, 2005, Patina Oil & Gas Corporation (the “Company”) issued two press releases, the first announcing the preliminary results of elections made by the Company’s stockholders as to the form of merger consideration to be received in the pending merger transaction between the Company and Noble Energy, Inc. and the second announcing that the respective special meetings of stockholders were held by both the Company and Noble Energy, Inc., with both companies receiving the necessary stockholder approvals to complete their merger. Copies of the press releases issued by the Company are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

99.1	Press Release dated May 11, 2005

99.2	Press Release dated May 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATINA OIL & GAS CORPORATION

By:	/s/ David J. Kornder
David J. Kornder
Executive Vice President and Chief Financial Officer

Date: May 11, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated May 11, 2005.

99.2	Press Release dated May 11, 2005.